Exhibit 99.1

EXECUTION COPY

SECOND AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This Second Amendment to Restructuring Support Agreement (this “Second Amendment”) is entered into as of December 16, 2011, by and among Dynegy Inc. (“DI”), Dynegy Holdings, LLC (“DH”), on behalf of itself and certain of its subsidiaries (collectively, the “Company”)(1) and the undersigned, each as a Consenting Noteholder (as defined in the Noteholder Support Agreement (defined below)) (collectively, the “Parties”).

W I T N E S S E T H

WHEREAS, reference is made to that certain Restructuring Support Agreement, dated as of November 7, 2011, by and among the Parties, as amended by that certain First Amendment to Restructuring Support Agreement, dated December 9, 2011 (the “Noteholder Support Agreement”); and

WHEREAS, the Parties desire to further amend the Noteholder Support Agreement in accordance with Section 20 thereof.

NOW, THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereby covenant and agree as follows:

1.                                       Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Noteholder Support Agreement.

2.                                       Section 6 of the Noteholder Support Agreement is hereby amended to (i) change “December 14, 2011” to “December 22, 2011” and (ii) change the language in the sixth line referring to “two (2) Business Days’ prior notice” to “three (3) Business Days’ prior notice”;

3.                                       Other than as expressly amended by this Second Amendment (which Second Amendment shall only be effective as to the Parties who execute it), the Noteholder Support Agreement remains in full force and effect in accordance with its original terms.

4.                                       This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.  Any action brought in connection with this Second Amendment shall be brought in the Bankruptcy Court, and the Parties hereby irrevocably consent to the jurisdiction of such court and waive any objections as to venue or inconvenient forum.

(1)  Specifically, the term “Company” as used in this Second Amendment consists of the following entities, each of which is a debtor under Chapter 11 of the Bankruptcy Code:  Dynegy Holdings, LLC, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C.

5.                                       All modifications and amendments to this Second Amendment or any part hereof must be in writing signed by or on behalf of DI, DH and a Majority of the Consenting Noteholders and any waiver of any breach or provision of this Second Amendment must be signed by the Parties waiving such breach or provision.

6.                                       This Second Amendment may be executed in counterparts and signature pages exchanged by facsimile or by other electronic form, and each counterpart shall be deemed to be an original, but both counterparts of which shall constitute the same agreement.

7.                                       Each person who executes this Second Amendment on behalf of a Party represents that he or she is duly authorized to execute this Second Amendment on behalf of such party.

8.                                       This Second Amendment is not and shall not be deemed to be a solicitation of votes for the acceptance of the Plan (or any other plan of reorganization) for the purposes of sections 1125 and 1126 of the Bankruptcy Code or otherwise.

2

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed as of the date above written.

DYNEGY INC.

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President & CEO

DYNEGY HOLDINGS, LLC

By:	/s/ Robert C. Flexon
Name: Robert C. Flexon
Title: President & CEO

AEGON USA INVESTMENT MANAGEMENT, LLC

By:	/s/ James H. Rich, III
Name: James H. Rich, III
Title: Authorized Signatory

AVENUE INVESTMENTS, L.P.
By: Avenue Partners, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE SPECIAL SITUATIONS FUND VI (MASTER), L.P.
By: Avenue Capital Partners VI, LLC, its General Partner
By: GL Partners, VI, LLC, its Managing Member

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

AVENUE INTERNATIONAL MASTER, L.P.
By: Avenue International Master GenPar, Ltd.,
its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Director

AVENUE CDP-GLOBAL OPPORTUNITIES FUND, L.P.
By: Avenue Global Opportunities Fund GenPar, LLC, its General Partner

By:	/s/ Sonia Gardner
Name: Sonia Gardner
Title: Member

MARINER LDC

By:	/s/ R. Holahan
Name: R. Holahan
Title: Authorized Signatory

CASPIAN CAPITAL PARTNERS, L.P.

By:	/s/ R. Holahan
Name: R. Holahan
Title: Authorized Signatory

CASPIAN SELECT CREDIT MASTER FUND, LTD.

By:	/s/ R. Holahan
Name: R. Holahan
Title: Authorized Signatory

CASPIAN ALPHA LONG CREDIT FUND, L.P.

By:	/s/ R. Holahan
Name: R. Holahan
Title: Authorized Signatory

CASPIAN SOLITUDE MASTER FUND, L.P.

By:	/s/ R. Holahan
Name: R. Holahan
Title: Authorized Signatory

FRANKLIN ADVISERS, INC.

By:	/s/ Edward Perks
Name: Edward D. Perks
Title: SVP-Portfolio Manager Dir. Core/Hybrid Portfolio Management